                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              CITIGROUP CAPITAL X
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                06-1532083
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


c/o Citigroup Inc.
399 Park Avenue
New York, New York                                       10043
(Address of Principal Executive Offices)              (Zip Code)


If this form relates to the                    If this form relates to the
registration of a class of                     registration of a class of
securities pursuant to Section                 securities pursuant to Section
12(b) of the Exchange Act and is               12(g) of the Act and is effective
effective upon filing pursuant                 pursuant to General Instruction
to General Instruction A.(c) please            A.(d) please check the following
check the following box.  [X]                  box.  [ ]


Securities Act registration statement file number to which this form relates: 333-102206


Securities to be registered pursuant to Section 12(b) of the Act:


        Title of each class                      Name of Each Exchange on Which
        to be so Registered                      Each Class is to be Registered

6.10% Capital Securities (TruPS(r)               New York Stock Exchange
(and the Guarantee with respect thereto)


Securities to be registered pursuant to Section 12(g) of the Act:


                                     (None)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrants' Securities to be Registered.

         See the information set forth under the headings "Description of the Capital Securities" and "Description of Guarantee" in the Prospectus of the Registrant, as filed with the Securities and Exchange Commission on September 9, 2003, pursuant to Rule 424(b).

Item 2.  Exhibits.

       2.1   Registration Statement on Form S-3 (No. 333-102206) of the
             Registrant.

       2.2 Certificate of Trust dated December 7, 1998, of Citigroup Capital X, incorporated by reference to Exhibit 4.19 to the Registrant's Registration Statement on Form S-3 (No. 333-68949).

       2.3 Form of Amended and Restated Declaration of Trust for Citigroup Capital X ("Declaration of Trust"), incorporated by reference to
             Exhibit 4.27 to the Registrant's Registration Statement on Form S-3 (No. 333-68949), except that the Regular Trustees shall be William
             P. Hannon, Todd S. Thomson and Guy R. Whittaker.

       2.4   Form of Capital Security, included in the Declaration of Trust.

       2.5 Form of Guarantee with respect to the Capital Securities, incorporated by reference to Exhibit 4.39 to the Registrant's Registration Statement on Form S-3 (No. 333-68949).

       2.6 Form of Indenture between Citigroup Inc. (formerly Travelers Group Inc.) and JPMorgan Chase Bank (formerly The Chase Manhattan Bank (formerly The Chase Manhattan Bank, N.A.)), as Trustee, relating to the Junior Subordinated Debt Securities, incorporated by reference to Exhibit 4.11 to Citigroup Inc.'s Registration Statement on Form S-3 (No. 333-12439).

       2.7 Prospectus of the Registrant relating to the offering of the Capital Securities filed with the Securities and Exchange Commission on September 9, 2003, pursuant to Rule 424(b).

                                   SIGNATURES


       Pursuant to the requirements of Section 12 of the Securities Act of 1934, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  September 11, 2003
                                         CITIGROUP CAPITAL X


                                         By: /s/ Guy R. Whittaker
                                             -----------------------------------
                                                 Guy R. Whittaker, as Trustee


                                         By: /s/ Todd S. Thomson
                                             -----------------------------------
                                                 Todd S. Thomson, as Trustee



                                         CITIGROUP INC.


                                         By: /s/ Guy R. Whittaker
                                             -----------------------------------
                                                 Guy R. Whittaker
                                                 Treasurer




                                       3